                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated May 8, 1997, (and to all references to our Firm) included in this Registration Statement on Form S-4 of Evergreen Media Corporation of Los Angeles dated July 28, 1997.

                                            Arthur Andersen LLP

Chicago, Illinois
July 28, 1997